CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
The undersigned executive officers of The Community Financial Corporation (the “Registrant”) hereby certify that this Annual Report on Form 10-K for the year ended December 31, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
Date: March 4, 2020

By:	/s/ William J. Pasenelli
Name: William J. Pasenelli Title: President and Chief Executive Officer

By:	/s/ Todd L. Capitani
Name: Todd L. Capitani Title: Executive Vice President and Chief Financial Officer